Exhibit 15.7
CONSENT OF QUALIFIED PERSON
Re: Annual Report on Form 20-F of ArcelorMittal

I Ravindra “Ravi” Sharma, in connection with ArcelorMittal’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “2022 20-F”):

a) certify that I have supervised and validated the preparation of the mineral resources and mineral reserves for the Thakurani Iron Ore Mine, India;

b) consent to the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2022 20-F and mineral resources and mineral reserves for the Thakurani Iron Ore Mine, India; and

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, mineral resources and mineral reserves for the Thakurani Iron Ore Mine, India. I certify that I have read the 2022 20-F and that it fairly and accurately represents the mineral reserves/resources for each property for which I am responsible.

Dated: January 30, 2023

/s/ Ravindra “Ravi” Sharma
Ravindra “Ravi” Sharma, MAusIMM (CP), SME (RM)
Managing Director and Principal Consultant, BMRC Geomining Solutions LLP

CONSENT OF QUALIFIED PERSON
Re: Annual Report on Form 20-F of ArcelorMittal

I Ravindra “Ravi” Sharma, in connection with ArcelorMittal’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “2022 20-F”):

a) certify that I have supervised and validated the preparation of the mineral resources and mineral reserves for the Ghoraburhani Sagasahi Iron Ore Mine, India;

b) consent to the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2022 20-F and mineral resources and mineral reserves for the Ghoraburhani Sagasahi Iron Ore Mine, India; and

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, mineral resources and mineral reserves for the Ghoraburhani Sagasahi Iron Ore Mine, India. I certify that I have read the 2022 20-F and that it fairly and accurately represents the mineral reserves/resources for each property for which I am responsible.

Dated: January 30, 2023

/s/ Ravindra “Ravi” Sharma
Ravindra “Ravi” Sharma, MAusIMM (CP), SME (RM)
Managing Director and Principal Consultant, BMRC Geomining Solutions LLP